Exhibit 10.2

PURCHASE AGREEMENT

BETWEEN

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

AS SELLER

AND

CROW-BILLINGSLEY INVESTMENT COMPANY,
a Texas corporation

AS PURCHASER

covering and describing

LANDMARK CENTER I AND II OFFICE BUILDINGS

Exhibit 10.2

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is entered into as of the Effective Date (as hereinafter defined) between BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (“Seller”), and CROW-BILLINGSLEY INVESTMENT COMPANY, a Texas corporation (“Purchaser”).

ARTICLE I

PURCHASE AND SALE

1.1          Agreement of Purchase and Sale. In consideration of their covenants set forth in this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) and on the terms and conditions set forth herein, the following:

(a)           All of the land situated in the City of Dallas and the State of Texas, described on Exhibit A attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or appertaining thereto, and together with all right, title and interest of Seller in and to adjacent streets, alleys and rights-of-way (the “Real Estate”).

(b)           All structures, buildings, improvements and fixtures, including without limitation all equipment and appliances, used in connection with the operation or occupancy thereof, such as heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, trash disposal or other services owned by Seller and located on the Real Estate (“Improvements”).

(c)           All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller and located in or on the Real Estate, excepting therefrom any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants under the Leases (“Personal Property”).

(d)           Seller’s interest in all leases and other agreements to occupy the Real Estate and/or the Improvements, or any portion thereof, as amended from time to time, in effect on the date of Closing, as hereinafter defined (all such leases and agreements being sometimes collectively referred to herein as “Leases”).

(e)           All security deposits, letters of credit or other security, paid or deposited or required to be paid or deposited by the tenants under the Leases to Seller, as landlord, or any other person on Seller’s behalf pursuant to the Leases (together with any interest that has accrued thereon to the extent such interest has accrued for account of the respective tenants) (collectively, “Deposits”).

(f)           All intangible property owned by Seller and used in connection with the Real Estate, Improvements and Personal Property (collectively, the “Intangible Property”), including specifically, without limitation, all right, title and interest of Seller in and to the following: (i) all trademarks and trade names used in connection with any part of the Real Estate and Improvements (specifically excluding, however, the name “Behringer Harvard”, any derivative thereof or any name which includes the words “Behringer Harvard” or any derivative thereof), (ii) all plans and specifications, if any, in the possession of Seller which were prepared in connection with the construction of any of the Improvements, (iii) all licenses, permits and warranties now in effect with respect to the Real Estate, Improvements and Personal Property, and (iv) subject to the provisions of section 3.5 below, all written contracts in effect at Closing (as hereinafter defined) in any way relating to the operation and maintenance of the Property (as hereinafter defined), including without limitation all equipment leases and service contracts relating to the Property that will survive Closing (“Operating Contracts”).

PURCHASE AGREEMENT

Exhibit 10.2

1.2          Property Defined. The Real Estate, Improvements, Personal Property, Leases, Deposits and Intangible Property are sometimes collectively referred to herein as the “Property”.

1.3          Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4          Purchase Price. The purchase price for the Property shall be Sixteen Million Two Hundred Fifty Thousand and No/100 DOLLARS ($16,250,000.00) (the “Purchase Price”); provided, however, that if for any reason Closing does not occur on or before June 30, 2011, then the Purchase Price shall be increased by Two Hundred Fifty Thousand Dollars ($250,000).

1.5          Payment of Purchase Price. The Purchase Price shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

1.6          Earnest Money. Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with Chicago Title Insurance Company (the “Title Company”), having its office at 712 Main Street, Suite 2000E, Houston, Texas 77002 Attention: Reno Hartfiel, the sum of Three Hundred Thousand and No/100 Dollars ($300,000.00) (the “Earnest Money”) in good funds, either by certified bank or cashier’s check or by federal wire transfer. The Title Company shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. The Earnest Money shall be applied to the Purchase Price at Closing unless otherwise set forth herein. After the expiration of the Inspection Period, the Earnest Money shall become non-refundable to Purchaser unless otherwise expressly set forth in this Agreement.

1.7          Independent Contract Consideration. Funds in the amount of Fifty Dollars ($50) (the “Independent Contract Consideration”) shall be deducted from the Earnest Money and delivered to Seller. Seller and Purchaser hereby acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, and is nonrefundable in all events and shall be retained by Seller notwithstanding any other provisions of this Agreement.

ARTICLE II

TITLE AND SURVEY

2.1          Title Commitment. Within ten (10) days following the Effective Date, Seller shall cause the Title Company to deliver to Purchaser, at Purchaser’s expense, (a) a title commitment (“Commitment”) for an owner’s policy of title insurance, on the standard form promulgated by the Texas State Board of Insurance, issued by the Title Company in the amount of the Purchase Price, and (b) copies of all instruments referenced in Schedule B and Schedule C of the Commitment (the “Title Exceptions”).

2.2          Survey. Within ten (10) days following the Effective Date, Seller shall cause to be delivered to Purchaser the most recent survey of the Property (the “Existing Survey”) in the possession of Seller. Further, Seller shall, within fifteen (15) days following the Effective Date, cause an update of the Existing Survey (the “Survey”) to be prepared and delivered to the Title Company and Purchaser.

PURCHASE AGREEMENT

Exhibit 10.2

2.3          Review of Commitment and Survey. For purposes hereof, the term “Title Review Period” shall mean the period commencing on the Effective Date and ending ten (10) days after receipt by Purchaser of the last of the Commitment, copies of the Title Exceptions, and the Survey. Purchaser shall have the Title Review Period within which to notify Seller in writing of such objections as Purchaser may have to anything contained in the Commitment, the Title Exceptions or the Survey; provided, however, that Purchaser shall not have the right to object to any Permitted Exceptions described in section 2.5 below. If Purchaser fails to object in writing to any item contained in the Commitment, the Title Exceptions or the Survey during the Title Review Period, Purchaser shall be deemed to have waived its right to object to such item, and such item shall thereafter be deemed a Permitted Exception. In the event that Purchaser objects to any item contained in the Commitment, the Title Exceptions or the Survey within the Title Review Period (such items being herein referred to as “Title Defects”), Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such Title Defects (the “Cure Period”) that either (a) the Title Defects have been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the Title Defects removed.

2.4          Failure to Cure Title Defects. If upon the expiration of the Cure Period Seller has not notified Purchaser that Seller has arranged to have the Title Defects removed, then Purchaser may elect (which election must be made in writing within five (5) business days following expiration of the Cure Period) either: (a) to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy hereunder; or (b) to take title as it then is. If Purchaser does not, within five (5) business days after the expiration of the Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (a) of the preceding sentence, then: (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) all Title Defects not removed from the Commitment or the Survey will thenceforth be deemed Permitted Exceptions; and (z) this Agreement shall remain in full force and effect. Anything to the contrary in this Agreement notwithstanding, Seller shall have no affirmative obligation hereunder to expend any funds or incur any liabilities in order to cause any matters shown in the Commitment, the Title Exceptions or the Survey to be removed, cured or insured over, except that Seller shall pay or discharge liens and security interests securing any loan to Seller, and no such liens shall be Permitted Exceptions for any purpose in this Agreement.

2.5          Other Permitted Exceptions. In addition to those matters shown in the Commitment, the Title Exceptions and the Survey which become Permitted Exceptions pursuant to section 2.3 and section 2.4 above, the following shall also be deemed to be Permitted Exceptions: (a) the Leases; (b) taxes and standby fees for the year in which Closing occurs that are not yet due and payable; and (c) liens and encumbrances arising after the Effective Date to which Purchaser consents in writing.

2.6          Owner Title Policy. Subject to the provisions of section 2.4, promptly after the Closing Date Seller shall cause the Title Company to issue an owner’s title insurance policy (the “Title Policy”) insuring fee simple title in Purchaser as of the Closing Date, in accordance with the Commitment, subject only to the Permitted Exceptions.

2.7          Expiration of Inspection Period. It is the intent of the parties that the right granted to Purchaser to terminate this Agreement shall expire upon the expiration of the Inspection Period, notwithstanding that the Title Review Period, the Cure Period or any election period may extend beyond the expiration of the Inspection Period. Accordingly, notwithstanding anything contained herein to the contrary, if Purchaser has not terminated this Agreement pursuant to section 2.4(a) prior to the expiration of the Inspection Period, then Purchaser shall no longer have any right to terminate this Agreement under section 2.4(a), and in such event Purchaser shall be bound to accept title to the Property under the conditions specified in sections 2.4(x), 2.4(y) and 2.4(z) above.

PURCHASE AGREEMENT

Exhibit 10.2

2.8          New Title Defects. In the event that, after the expiration of the Inspection Period and prior to Closing, a revision of the Commitment or the Survey reveals an adverse matter objectionable to Purchaser that was not disclosed to Purchaser prior to the expiration of the Inspection Period and is not a Permitted Exception (a “New Title Defect”), Purchaser shall have five (5) business days after such matter is disclosed to Purchaser to send written notice to Seller of such New Title Defect (it being agreed that if Purchaser fails to object to the New Title Defect within such five (5) business day period, then such New Title Defect shall thereafter be deemed a Permitted Exception). Seller shall notify Purchaser in writing within five (5) business days following the date of Purchaser’s notice of such New Title Defect (the “New Title Defect Cure Period”) that either (a) the New Title Defect has been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the New Title Defect removed. If, upon the expiration of the New Title Defect Cure Period, Seller has not notified Purchaser that Seller has arranged to have the New Title Defect removed, then Purchaser may elect (which election must be made in writing within five (5) business days following expiration of the New Title Defect Cure Period and the Closing Date shall be extended to the extent necessary to accommodate such five (5) business day period) either: (i) to terminate this Agreement as Purchaser’s sole remedy hereunder (in which event the Earnest Money shall be returned to Purchaser); or (ii) to take title as it then is. If Purchaser does not, within five (5) business days after the expiration of the New Title Defect Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (i) of the preceding sentence, then (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) the New Title Defect will thenceforth be deemed a Permitted Exception; and (z) this Agreement shall remain in full force and effect.

ARTICLE III

INSPECTION PERIOD

3.1          Property Documents. Within five (5) business days after the Effective Date, Seller shall deliver or make available to Purchaser at the Property or at Seller’s office in Dallas, Texas, to the extent in Seller’s possession or control, the documents described on Exhibit B attached hereto and made a part hereof for all purposes (the “Property Documents”). Purchaser shall, if requested by Seller, execute instruments acknowledging receipt of the Property Documents or any other document delivered or made available to Purchaser in connection with the transaction contemplated hereby. During the Inspection Period (as hereinafter defined), Purchaser may inspect the Property Documents during normal business hours and may photocopy same at Purchaser’s expense. With respect to any environmental report or other report described in Exhibit B which Seller delivers to Purchaser, Purchaser understands and agrees that (a) such report shall be delivered to Purchaser for general information purposes only, (b) Purchaser shall not have any right to rely on any report received from Seller and will not rely thereon, but rather will rely on inspections and reports performed by or on behalf of Purchaser, and (c) Seller shall have absolutely no liability for any inaccuracy in or omission from any report which it delivers to Purchaser.

PURCHASE AGREEMENT

Exhibit 10.2

3.2          Right of Inspection. During the period beginning on the Effective Date and ending at 5 p.m., Dallas, Texas time, on June 20, 2011 (the “Inspection Period”), Purchaser and its representatives (including Purchaser’s architects, engineers and consultants) shall have the right to examine the Property Documents and to make a physical inspection of the Property (including the right to conduct such soil, engineering, environmental, hazardous or toxic material, noise pollution, seismic or other physical test, study or investigation as Purchaser may desire, provided, however, that Purchaser must obtain Seller’s consent to any physically invasive testing). In this regard, subject to the rights of tenants of the Property, Purchaser and its authorized agents and representatives shall be entitled to enter upon the Property at all reasonable times during the Inspection Period, upon reasonable prior oral or written notice to Seller, and a representative of Seller may accompany Purchaser. All activities by Purchaser or its representatives during the Inspection Period shall be coordinated through either Mark Flynt (mflynt@behingerharvard.com) or Anthony Strauser (astrauser@behringerharvard.com), including, but not limited to, contact with tenants, and Seller shall have the right to have a representative present during any meetings with tenants. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or tenants of the Property. In no event shall Purchaser or its representatives perform any off-site testing. Purchaser will use commercially reasonable efforts to minimize any disruption or interference caused by any such testing and will repair all damage caused by such testing. Before and during Purchaser inspections, Purchaser and each Purchaser representative conducting any Purchaser inspection shall maintain workers’ compensation insurance in accordance with applicable law, and Purchaser, or the applicable Purchaser representative conducting any Purchaser inspection, shall maintain (a) commercial general liability insurance with limits of at least One Million Dollars ($1,000,000) for bodily or personal injury or death, (b) property damage insurance in the amount of at least One Million Dollars ($1,000,000), and (c) contractual liability insurance. Purchaser shall deliver to Seller evidence of such workers’ compensation insurance and a certificate evidencing the commercial general liability, property damage and contractual liability insurance before conducting any Purchaser inspection on the Property. Each such insurance policy shall be written by a reputable insurance company having a rating of at least “A” by Best’s Rating Guide (or a comparable rating by a successor rating service), and shall otherwise be subject to Seller’s prior approval. Such insurance policies shall name as additional insureds Seller and its designated affiliates and Seller’s lender. Purchaser shall indemnify, defend and hold Seller and the Property harmless of and from any and all losses, liabilities, costs, expenses (including, without limitation, reasonable attorneys’ fees and costs of court), damages, liens, claims (including, without limitation, mechanics’ or materialmen’s liens or claims of liens), actions and causes of actions arising from or relating to Purchaser’s (or Purchaser’s agents, employees or representatives) entering upon the Property to test, study, investigate or inspect the same or any part thereof, whether pursuant to this section 3.2 or otherwise, except to the extent arising from (i) the negligence or willful misconduct of Seller, (ii) Purchaser’s discovery of adverse facts or conditions with respect to the Property, which facts or conditions were not otherwise caused by Purchaser’s activities on the Property, (iii) any pre-existing condition on the Property, or (iv) any cause against which Seller is insured, to the extent Seller actually collects insurance proceeds, and Seller herby waives any rights of recovery it has against Purchaser due to any loss or damage arising from any such causes. The foregoing indemnity of Purchaser shall expressly survive the Closing or the earlier termination of this Agreement.

3.3          Right of Termination Seller agrees that in the event Purchaser determines, in its sole discretion, that the Property is not suitable for its purposes, then Purchaser shall have the right (“Purchaser’s Termination Right”) to terminate this Agreement. Purchaser’s Termination Right shall be exercisable only by sending written notice of termination (the “Notice of Termination”) to Seller on or prior to the expiration of the Inspection Period. In the event that Purchaser timely exercises Purchaser’s Termination Right, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved the Property Documents and the Property in all respects and Purchaser’s Termination Right shall automatically and irrevocably expire.

3.4          Payment of Certain Expenses Upon Termination. Notwithstanding anything contained in this Agreement to the contrary, in the event that Purchaser exercises Purchaser’s Termination Right, Seller shall be responsible for payment of any escrow costs charged by the Title Company in connection with this Agreement.

PURCHASE AGREEMENT

Exhibit 10.2

3.5          Operating Contracts. On or prior to the last day of the Inspection Period, Purchaser will advise Seller in writing of which Operating Contracts it will assume and for which Operating Contracts Purchaser requests that Seller deliver written termination at or prior to Closing; provided, however, that Seller shall have no obligation to terminate, and Purchaser shall be obligated to assume, the Operating Contracts listed on Exhibit C attached hereto. On or before the Closing Date (as hereinafter defined), Seller shall deliver notices of termination of all Operating Contracts that are not so assumed. Purchaser must assume the obligations arising from and after the Closing Date under those Operating Contracts (a) that Purchaser has agreed to assume, or that Purchaser is obligated to assume pursuant to this section 3.5, and (b) for which a termination notice is delivered as of or prior to Closing but for which termination is not effective until after Closing. Notwithstanding anything contained herein to the contrary, Seller shall cause all management agreements in effect with respect to the Property to be terminated as of the Closing Date.

ARTICLE IV

CLOSING

4.1          Time and Place. The consummation of the purchase and sale of the Property (“Closing”) shall take place at the Title Company on a date (the “Closing Date”) mutually agreed upon by the parties, but not later June 30, 2011. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, section 4.2 and section 4.3 below, the performance of which obligations shall be concurrent conditions.

4.2          Seller’s Obligations at Closing. At Closing, Seller shall:

(a)           deliver to Purchaser a Special Warranty Deed (the “Deed”) in the form of Exhibit D attached hereto and made a part hereof for all purposes, executed and acknowledged by Seller and in recordable form, it being agreed that the conveyance effected by the Deed shall be subject only to the Permitted Exceptions;

(b)           deliver to Purchaser a Bill of Sale in the form of Exhibit E attached hereto and made a part hereof for all purposes (the “Bill of Sale”) executed and acknowledged by Seller;

(c)           join with Purchaser in the execution and acknowledgment of an Assignment of Leases and Security Deposits in the form of Exhibit F attached hereto and made a part hereof for all purposes;

(d)           join with Purchaser in the execution of an Assignment and Assumption of Intangible Property and Other Rights in the form of Exhibit G attached hereto and made a part hereof for all purposes;

(e)           join with Purchaser in the execution of letters to tenants at the Real Estate in the form of Exhibit H attached hereto and made a part hereof for all purposes;

(f)           deliver to Purchaser a Certificate of Non-Foreign Status in the form of Exhibit I attached hereto and made a part hereof (or in such other form as may be required to be received by Purchaser in order to avoid withholding payment to Seller under applicable federal regulations) duly executed by Seller;

(g)           deliver to Purchaser such original Tenant Estoppel Certificates (as defined in section 5.7 hereof) as are in the possession of Seller;

(h)          deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

PURCHASE AGREEMENT

Exhibit 10.2

(i)           deliver to Purchaser all available keys or access cards used with respect to the Property in Seller’s possession;

(j)           deliver to Purchaser and the Title Company evidence reasonably satisfactory to the Title Company and Purchaser evidencing Seller’s existence and authority to comply with the terms and conditions contained in this Agreement together with evidence that the person executing the Closing documents has full right, power and authority to do so;

(k)           deliver the Deposits to Purchaser, it being agreed that if the Deposits are in the form of a letter of credit, then Seller shall deliver at Closing the original letters of credit, together with documentation sufficient to cause the letter of credit to be assigned to Purchaser, together with the payment of any cost in connection therewith;

(l)           deliver to Purchaser all original Leases and, to the extent in Seller’s possession or control, all original Operating Contracts, licenses and permits;

(m)          deliver to Purchaser  and the Title Company evidence reasonably satisfactory to the Title Company and Purchaser evidencing Seller’s existence and authority to comply with the terms and conditions contained in this Agreement together with evidence that the person executing the Closing documents has full right, power and authority to do so; and

(n)          deliver such other documents as may be reasonably necessary or appropriate to effect the consummation of the transactions which are the subject of this Agreement.

4.3          Purchaser’s Obligations at Closing. At Closing, Purchaser shall:

(a)           pay to Seller the Purchase Price in cash or immediately available funds, it being agreed that the Earnest Money shall be delivered to Seller at Closing and applied towards payment of the Purchase Price.

(b)           join with Seller in execution (and acknowledgement, if applicable) of the instruments described in sections 4.2(c), 4.2(d), and 4.2(e);

(c)           deliver to Seller an Agreement Regarding Disclaimers in the form of Exhibit J attached hereto and made a part hereof for all purposes executed by Purchaser; and

(d)           deliver to Seller and the Title Company evidence reasonably satisfactory to the Title Company and Seller evidencing Purchaser’s existence and authority to comply with the terms and conditions contained in this Agreement together with evidence that the person executing the Closing documents has full right, power and authority to do so;

(e)           if this Agreement has been assigned such that a party other than the original Purchaser is taking title to the Property at Closing, and if requested by Seller, execute and deliver to Seller an agreement identical in form and substance to that certain Earn-Out Agreement dated on or about the date of this Agreement executed between Seller and Purchaser.

(f)           deliver such other documents as may be reasonably necessary or appropriate to effect the consummation of the transactions which are the subject of this Agreement.

4.4          Income and Expenses. Certain income and expenses in respect to the Property shall be allocated between Seller and Purchaser as follows or as otherwise agreed in writing between Seller and Purchaser:

PURCHASE AGREEMENT

Exhibit 10.2

(a)           Seller and Purchaser agree to adjust, as of 11:59 p.m. Dallas, Texas time on the day immediately preceding the Closing Date (the “Closing Time”), the following (collectively, the “Proration Items”): real estate and personal property taxes and assessments, utility bills (except as hereinafter provided), collected Rentals (defined below) and Operating Expenses (defined below) payable by the owner of the Property (subject to the terms of (c) below). Seller will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Closing Time, and Purchaser will be charged and credited for all of the Proration Items relating to the period after the Closing Time. Such preliminary estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by Seller and submitted to Purchaser for Purchaser’s approval (which approval shall not be unreasonably withheld, delayed or conditioned) at least three (3) business days prior to the Closing Date (the “Closing Statement”). The Closing Statement, once agreed upon, shall be signed by Purchaser and Seller and delivered to the Title Company for purposes of making the preliminary proration adjustment at Closing subject to the final cash settlement provided for below. Unless otherwise agreed in writing between Seller and Purchaser, the preliminary proration shall be paid at Closing by Purchaser to Seller (if the preliminary prorations result in a net credit to Seller) or by Seller to Purchaser (if the preliminary prorations result in a net credit to Purchaser) by increasing or reducing the cash to be delivered by Purchaser in payment of the Purchase Price at the Closing. If the actual amounts of the Proration Items are not known as of the Closing Time, the prorations will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations will be made on the basis of the actual figures, and a final cash settlement will be made between Seller and Purchaser. No prorations will be made in relation to insurance premiums, and Seller’s insurance policies will not be assigned to Purchaser. Final readings and final billings for utilities will be made if possible as of the Closing Time, in which event no proration will be made at the Closing with respect to utility bills. Seller will be entitled to receive all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for deposits with the utility providers.

(b)           Purchaser will receive a credit on the Closing Statement for the prorated amount (as of the Closing Time) of all Rentals previously paid to or collected by Seller and attributable to any period following the Closing Time. After the Closing, Seller will cause to be paid or turned over to Purchaser all Rentals, if any, received by Seller after Closing and attributable to any period following the Closing Time. “Rentals” as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals (which include each tenant’s pro rata share of operating costs and expenses as provided for under the applicable Lease, to the extent the same exceeds any expense stop specified in such Lease), retroactive rentals, all administrative charges, utility charges, tenant or real property association dues, storage rentals, and other sums and charges payable by tenants under the Leases or from other occupants or users of the Property. Rentals are “Delinquent” when they were due prior to the Closing Time and payment thereof has not been made on or before the Closing Time. Delinquent Rentals will not be prorated. Purchaser agrees to use commercially reasonable collection procedures with respect to the collection of any Delinquent Rentals, but Purchaser will have no liability for the failure to collect any such amounts and will not be required to conduct lock-outs or file a lawsuit to enforce collection of any such amounts owed to Seller by tenants of the Property. All sums collected by Purchaser from and after Closing from each tenant (excluding tenant specific billings for tenant work orders and other specific services as described in and governed by paragraph (d) below) will be applied first to current amounts owed by such tenant to Purchaser, then to prior delinquencies owed by such tenant to Purchaser, and then to prior delinquencies owed by such tenant to Seller. Any such sums due Seller will be promptly remitted to Seller net of Purchaser’s reasonable costs of collection. Notwithstanding the foregoing, however, after the Closing Date Seller may collect Delinquent Rentals, amounts owed for Operating Expenses and billings for tenant work orders directly from tenants, provided, however, in no event will Seller have the right to threaten or institute any legal proceeding to collect such Delinquent Rentals, or threaten the termination of or terminate any Lease, and Purchaser shall have no obligation to collect any Delinquent Rentals after Seller begins collection efforts with respect to such Delinquent Rentals.

PURCHASE AGREEMENT

Exhibit 10.2

(c)           Seller will prepare a reconciliation as of the Closing Time of the amounts of all billings and charges to tenants for operating expenses and tax escalations (collectively, “Operating Expenses”). If more amounts have been incurred for Operating Expenses than have been collected from tenants for Operating Expenses, Purchaser will pay such difference to Seller at such time as Purchaser has recovered such amounts from the tenants. If more amounts have been collected from tenants for Operating Expenses than have been incurred for Operating Expenses, Seller will pay to Purchaser at Closing as a credit against the Purchase Price such excess collected amount, unless otherwise agreed in writing between Seller and Purchaser. Purchaser and Seller agree that such proration of Operating Expenses at Closing will fully relieve Seller from any responsibility to tenants or Purchaser for such matters subject to Seller’s and Purchaser’s right and obligation to finalize prorations as set forth in paragraph (a) above. In this regard, Purchaser will be solely responsible, from and after Closing, for (i) collecting from tenants the amount of any outstanding Operating Expenses for periods before and after Closing, and (ii) where appropriate, reimbursing tenants for amounts attributable to Operating Expenses, as may be necessary based on annual reconciliations for Operating Expenses.

(d)           Purchaser shall be responsible for the payment of (i) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (A) as a result of any renewals or expansions of existing Leases which occur between the Effective Date and the Closing Date, and (B) under any new Leases (including any amendments of existing Leases) entered into between the Effective Date and the Closing Date which have been approved by Purchaser; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date. For purposes hereof, the term “Tenant Inducement Costs” means reasonable attorneys’ fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

(e)           The Personal Property is included in this sale, without further charge, except that each party shall bear fifty percent (50%) of the amount of any and all sales or similar taxes payable in connection with the Personal Property which is to be transferred to Purchaser under this Agreement and each party shall execute and deliver any tax returns required of it under applicable tax law in connection therewith.

(f)           The provisions of this section 4.4 will survive the Closing for twelve (12) months after Closing.

4.5          Closing Costs. Costs of the Title Company and other Closing costs incurred in connection with the Closing will be allocated as follows:

(a)           Seller will pay (i) the cost of the Survey, (ii) the basic premium for the Title Policy (excluding the costs of any endorsements), (iii) one-half (1/2) of all of the Title Company’s escrow and closing fees, if any, (iv) any fees required to record a satisfaction, discharge or release of any lien Seller is required to discharge hereunder, (v) any costs and expenses in connection with the transfer of any Deposits held in the form of a letter of credit, and (vi) Seller’s attorneys’ fees.

PURCHASE AGREEMENT

Exhibit 10.2

(b)           Purchaser will pay (i) any premium charged by the Title Company for any endorsement to the Title Policy desired by Purchaser, including, without limitation, any cost for the deletion of the survey exception, (ii) all premiums and other costs for any mortgagee policy of title insurance, including but not limited to any endorsements for any mortgagee policy of title insurance, (iii) one-half (1/2) of all of the Title Company’s escrow and closing fees, if any, and (iv) Purchaser’s attorneys’ fees.

(c)           Any other costs and expenses of Closing not provided for in this section 4.5 shall be allocated between Purchaser and Seller in accordance with the custom in the county in which the Real Estate is located.

4.6          Delivery of Documents. Immediately after Closing, Seller shall direct the manager of the Property to make available at the offices of such manager all books and records of account, contracts, leases and leasing correspondence, receipts for deposits, unpaid bills and other papers or documents which pertain to the operation of the Property together with all advertising materials, booklets, keys and other items, if any, used in the operation of the Property. Seller makes no representations regarding the existence or adequacy of such documents or items for use in management or operation of the Property. The foregoing shall not include the separate books, records, correspondence and other documentation of Seller located at its offices, nor shall it include any computer software or computer programs used by the manager of the Property or Seller in connection with the Property, it being understood and agreed that the foregoing items are not part of the “Property” to be conveyed to Purchaser hereunder. After the Closing, Seller shall have the right to inspect the books and records of the Property to verify that Purchaser is remitting to Seller all amounts to be remitted to Seller according to the terms of this Agreement, and for any other purpose related to Seller’s prior ownership of the Property, and this provision shall survive Closing.

4.7          Preservation of Right to Contest. Seller reserves the right to contest after Closing (and to continue to pursue any contest existing as of the Closing in respect of) taxes and assessments with respect to the Property and interest or penalties pertaining thereto, to the extent same are applicable to tax years ending prior to January 1, 2011, and Seller shall be entitled to any refunds made with respect to such contested taxes. All taxes imposed because of a change of use or ownership of the Property after or in connection with the Closing shall be for the account of Purchaser, and Purchaser shall indemnify and hold Seller harmless of, from and against any and all costs, damages, expenses, claims, or liability arising from the imposition of any such taxes. The provisions of this section shall survive the Closing.

ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS

5.1          Representations and Warranties of Seller. As of the Effective Date, Seller represents and warrants to Purchaser as follows:

(a)           Seller is a limited partnership duly organized and validly existing under the laws of the State of Texas.

(b)           The execution and delivery of this Agreement and the performance of Seller’s obligations hereunder have been duly authorized by all necessary action on the part of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller, subject to equitable principles and principles governing creditors’ rights generally. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

PURCHASE AGREEMENT

Exhibit 10.2

(c)           The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority or conflict with, result in a breach of, or constitute a default under the organizational documents of Seller, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Seller is a party or by which it is bound.

(d)           Seller is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(e)           As of the Effective Date, there are no legal actions, suits or similar proceedings pending and served or, to Seller’s knowledge, threatened against Seller or the Property, except for legal proceedings contesting taxes in respect of the Property for tax years ending prior to January 1, 2011.

(f)           To the actual knowledge of Seller, Seller has not received written notice from any governmental authority (i) that the Property is currently in violation of any governmental law, ordinance or regulation, or (ii) that any work is required to be done upon or in connection with the Property where such work remains outstanding and, if unaddressed would have an adverse affect on the use of the Property as currently owned and operated.

(g)          To the actual knowledge of Seller, Seller has not received written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would adversely affect the insurability of the Property or cause any increase in the premiums for insurance for the Property.

(h)          To the actual knowledge of Seller, Seller has obtained all certificates of occupancy, licenses, and permits required for operating the Property and all of such certificates of occupancy, licenses, and permits are in full force and effect.

(i)           To the actual knowledge of Seller, no condemnation proceeding has been commenced against the Property, and no governmental entity has delivered written notice to Seller threatening such condemnation proceeding.

(j)           The only tenants of the Property are Tellabs Petaluma, Inc. and Terex Corporation and no other person has the right to occupy the Property except as may be set forth in the Commitment or the Survey.

(k)          All Leases (including, without limitation, any new Leases entered into by Seller after the Effective Date pursuant to the provisions of this Agreement) delivered by Seller to Purchaser hereunder will be true, complete and correct in all material respects on the date of delivery and at Closing as they may be modified or supplemented in accordance with this Agreement.

(l)           To the actual knowledge of Seller, there are no material uncured defaults on the part of Seller, as landlord, or on the part of a tenant under the Leases.

PURCHASE AGREEMENT

Exhibit 10.2

(m)          To the actual knowledge of Seller, no rentals under the Leases have been prepaid more than one month in advance, except as expressly set forth therein.

(n)           To the actual knowledge of Seller, no tenant or any guarantor of any Lease is currently the debtor in any bankruptcy proceeding or has recently admitted in writing its inability to pay its debts as they become due.

(o)           All leasing commissions due with regard to the primary lease terms of existing tenants have been paid.

(p)           To the actual knowledge of Seller, Seller has not received written notice of any currently existing default under any Operating Contract, and the Property Documents made available to Purchaser include copies of all of the Operating Contracts.

(q)           To the actual knowledge of Seller, there are no material unwritten oral agreements affecting the Property to which Seller is a party.

(r)            To the actual knowledge of Seller, there are no existing options to purchase the Property.

(s)           Seller will deliver or make available to Purchaser all the Property Documents prior to the end of the Inspection Period. All Property Documents delivered or made available to Purchaser by Seller during the Inspection Period will be, to the actual knowledge of Seller, true and complete originals or true and complete copies of such documents in the possession of Seller.

5.2          Notice of Breach.

(a)           To the extent that, before the expiration of the Inspection Period, Purchaser obtains actual knowledge or is deemed to know that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect such actual or deemed knowledge as of the end of the Inspection Period. For purposes hereof, Purchaser shall be deemed to know all information set forth in the written materials delivered to Purchaser in respect of the Property.

(b)           If after the expiration of the Inspection Period but prior to the Closing, Purchaser first obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Seller written notice thereof within five (5) business days after obtaining such actual knowledge (but, in any event, prior to the Closing). In such event, Seller shall have the right (but not the obligation) to attempt to cure such misrepresentation or breach. If Seller elects to attempt to so cure but is unable to so cure any misrepresentation or breach of warranty prior to Closing, then Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) if Purchaser first obtained actual knowledge of such material misrepresentation or breach of warranty after the end of the Inspection Period, to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Earnest Money shall be returned to Purchaser, and thereafter neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

PURCHASE AGREEMENT

Exhibit 10.2

5.3          Survival of Representations. It is the intent of Seller and Purchaser that the representations and warranties made by Seller in section 5.1 above (the “Seller Obligations”) shall survive Closing for a period of three hundred sixty five (365) days after the date of Closing. Accordingly, Purchaser and Seller hereby agree that, notwithstanding any provision of this Agreement or any provision of law to the contrary, any action which may be brought under this Agreement by Purchaser against Seller for breach of any Seller Obligations shall be forever barred unless Purchaser (a) delivers to Seller no later than three hundred sixty five (365) days after the date of Closing a written notice of its claim setting forth in reasonable detail the factual basis for such claim and Purchaser’s good faith estimate of its damages arising out of such claim, and (b) files a complaint or petition against Seller alleging such claim in an appropriate state or federal court in Dallas County, Texas, no later than two (2) years after the date of Closing. In no event shall Seller be liable after the date of Closing for its breach of any Seller Obligations if such breach was actually known to Purchaser prior to the completion of Closing. With respect to any matter constituting breach of a Seller Obligation, Purchaser shall first seek any available recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser’s claim is satisfied from such insurance policies, service contracts or Leases. Seller’s liability for breach of any Seller Obligations shall be limited as follows: (i) Seller shall have liability for breach of Seller Obligations only if the valid claims for all such breaches collectively aggregate more than Fifty Thousand Dollars ($50,000), in which event the full amount of such claims shall be actionable, and (ii) Seller’s aggregate liability to Purchaser for breaches of the Seller Obligations shall not exceed the amount of Five Hundred Thousand Dollars ($500,000) (the “Cap”), it being agreed that in no event shall Seller’s aggregate liability for such breaches exceed the amount of the Cap.

5.4          Covenants of Seller. Seller hereby covenants as follows:

(a)           Between the Effective Date and the Closing Date, Seller shall maintain, or cause to be maintained, the Property in its present condition, ordinary wear and tear excepted;

(b)           Between the Effective Date and the Closing Date, Seller shall maintain, or cause to be maintained, all casualty, liability and hazard insurance currently in force with respect to the Property; and

(c)           Between the Effective Date and the Closing Date, Seller shall lease, operate, manage and enter into contracts with respect to the Property, in the same manner done by Seller prior to the date hereof, maintaining present services and sufficient supplies and equipment for the operation and maintenance of the Property in the same manner as prior to the date hereof; provided, however, that Seller shall not enter into any service contract that cannot be terminated within thirty (30) days notice.

(d)           A copy of each Lease, all amendments, modifications, expansions or renewals of any Lease and any proposal for a new Lease presented to Seller between the Effective Date and the Closing Date for its approval and execution will be submitted to Purchaser within two (2) business days after receipt by Seller, but in all events prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt of each such Lease, amendment, modification, expansion, renewal or proposal of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser fails to notify Seller in writing of its approval or disapproval of any such Lease, amendment, modification, expansion, renewal or proposal within the five (5) business day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser of such Lease, amendment, modification, expansion, renewal or proposal. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs or leasing commissions incurred by Seller pursuant to a new Lease, amendment, modification, expansion, renewal or proposal approved (or deemed approved) by Purchaser.

PURCHASE AGREEMENT

Exhibit 10.2

(e)           From the Effective Date until Closing, unless requested by Purchaser, Seller shall not transfer or remove any material Personal Property from the Improvements except for the purpose of repair or replacement thereof. Any items of Personal Property replaced after the Effective Date will be promptly installed prior to Closing and will be of similar quality to the item of Personal Property being replaced.

(f)           Seller shall provide Purchaser with copies of any notices of default received by Seller from the tenant under any Lease or from the vendor under any Operating Agreement during the period from the Effective Date until Closing, and Seller shall provide Purchaser with copies of notices of lawsuits and notices of violations affecting the Property received by Seller during such period.

(g)           From the Effective Date until Closing, Seller not sell, assign, or convey any right, title or interest whatsoever in or to the Property except in accordance with this Agreement.

(h)           From the Effective Date until Closing, Seller not make any material alterations to the Property, except in connection with tenant improvements and/or improvements to the common areas of the Property required by the Leases.

(i)           So long as this Agreement remains in effect, Seller will not list the Property with any broker or otherwise solicit or accept offers to sell the Property.

5.5          Actual Knowledge of Seller. All references in this Agreement to the “actual knowledge” of Seller shall refer only to the actual knowledge of the Designated Employee (as hereinafter defined) of the Dallas, Texas office of Seller and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or any affiliate of Seller or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Designated Employee” shall refer to Mark Flynt or Anthony Strauser, who are employees of Seller (or an affiliate) with responsibility for overseeing the management of the Property, among other assets of Seller and its affiliates.

5.6          Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents, warrants and covenants as follows:

(a)           Purchaser is a corporation duly organized and validly existing under the laws of the State of Texas.

(b)           The execution and delivery of this Agreement and the performance of Purchaser’s obligations hereunder have been duly authorized by all necessary action on the part of Purchaser, and this Agreement constitutes the legal, valid and binding obligation of Purchaser, subject to equitable principles and principles governing creditors’ rights generally. The individuals executing this Agreement and the instruments referenced herein on behalf of Purchaser have the legal power, right, and actual authority to bind Purchaser to the terms and conditions hereof and thereof.

(c)           The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority or conflict with, result in a breach of, or constitute a default under the organizational documents of Purchaser, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Purchaser is a party or by which it is bound

PURCHASE AGREEMENT

Exhibit 10.2

(d)           Purchaser is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of OFAC and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(e)           During the Inspection Period, Purchaser shall obtain a “Phase I” environmental report prepared for and at the expense of Purchaser with respect to the Property by an environmental consultant selected by Purchaser.

(f)           If requested to do so by Seller in writing, at Closing (or upon termination of this Agreement prior to Closing), Purchaser shall deliver to Seller copies of any environmental reports, engineering reports, structural reports or other due diligence materials prepared by third parties obtained by Purchaser with respect to the Property.

5.7          Tenant Estoppels. Within ten (10) business days after the Effective Date, Seller will deliver to Purchaser completed forms of estoppel certificates, in the form attached hereto as Exhibit J and containing the information contemplated thereby, for all tenants under the Leases. Within five (5) business days following Purchaser’s receipt thereof, Purchaser will send to Seller notice either (i) approving such forms as completed by Seller, or (ii) setting forth in detail all changes to such forms which Purchaser believes to be appropriate to make the completed forms of estoppel certificates accurate and complete. In the event Seller objects to Purchaser’s changes to the form of the estoppel certificate, Seller and Purchaser hereby agree to reasonably cooperate with each other to timely develop an acceptable estoppel certificate. Once an estoppel certificate for each tenant has been agreed upon (each an “Estoppel Certificate”), Seller shall use reasonable efforts to cause each tenant to execute an Estoppel Certificate and to deliver executed Estoppel Certificates to Purchaser prior to the expiration of the Inspection Period.

5.8          Closing Conditions.

(a)           The obligation of Purchaser to consummate the conveyance of the Property hereunder is subject to the full and complete satisfaction or waiver of each of the following conditions precedent:

(i)           The representations and warranties of Seller contained in this Agreement shall be true, complete and accurate in all material respects, on and as of the date hereof and the Closing Date as if the same were made on and as of such date.

(ii)          Seller shall have performed each and every material obligation and covenant of Seller to be performed hereunder unless performance thereof is waived by Purchaser.

(iii)         Purchaser shall have received an Estoppel Certificate executed by each tenant of the Property in the form agreed upon between Seller and Purchaser pursuant to section 5.7 above without material alteration. It is specifically agreed that if a tenant adds a knowledge qualification to statements in the Estoppel Certificate to the effect that there is no default, claim or offset in respect of the applicable Lease, such addition shall not be deemed a “material alteration.”

(iv)          The Title Company shall be in a position to issue the Title Policy subject only to the Permitted Exceptions and containing any endorsements reasonably requested by Purchaser and agreed to by the Title Company during the Inspection Period.

(v)          There shall exist no legal action or proceeding seeking to enjoin the sale of the Property or the payment of material damages as a result thereof, and no order of any court or governmental agency shall then exist prohibiting the sale of the Property.

PURCHASE AGREEMENT

Exhibit 10.2

(vi)          There shall not have arisen since the expiration of the Inspection Period any material default under any Lease.

(vii)         No tenant or guarantor under the Leases shall be a debtor in any bankruptcy or insolvency proceeding.

(viii)        There shall have been no material adverse change to the physical condition of the Property since the expiration of the Inspection Period in an amount in excess of Twenty Five Thousand Dollars ($25,000) as reasonably determined by Seller and Purchaser (a “MAC”), provided that any change that is the result of casualty or condemnation (as governed by sections 7.1 and 7.2 herein) or is covered by insurance under any policies held by Seller and such proceeds are assigned to Purchaser (and the amount of any deductible is credited against the Purchase Price) shall not be a MAC.

Purchaser shall have the right to waive some or all of the foregoing conditions in its sole and absolute discretion and Purchaser shall be deemed to have waived any such outstanding conditions if it proceeds to Closing.

(b)           The obligation of Seller to consummate the conveyance of the Property hereunder is subject to the full and complete satisfaction or waiver of each of the following conditions precedent:

(i)           The representations and warranties of Purchaser contained in this Agreement shall be true, complete and accurate in all material respects, on and as of the date hereof and the Closing Date as if the same were made on and as of such date.

(ii)          Purchaser shall have performed each and every obligation and covenant of Purchaser to be performed hereunder unless performance thereof is waived by Seller.

Seller shall have the right to waive some or all of the foregoing conditions in its sole and absolute discretion and Seller shall be deemed to have waived any such outstanding conditions if it proceeds to Closing.

5.9          Failure of a Condition. In the event any of the conditions set forth in section 5.8 are not fulfilled or waived by the Closing, then the party benefitting from such condition may terminate this Agreement by delivering written notice of such termination to the other party and the Title Company, whereupon (i) the Earnest Money shall be returned to the Purchaser if the Purchaser is the terminating party or (ii) the Earnest Money shall be delivered to Seller if the Seller is the terminating party; whereupon neither party shall have any obligations to the other except for any obligations that expressly survive the expiration or earlier termination of this Agreement; provided, however, that Seller and Purchaser, as the case may be, shall retain all rights and remedies under this Agreement against the other party for breach of this Agreement pursuant to Article VI with respect to any failure of the condition set forth in sections 5.8(a)(i) or (ii) (with respect to Seller’s breach) or section 5.8(b)(i) or (ii) (with respect to Purchaser’s breach), as the case may be.

PURCHASE AGREEMENT

Exhibit 10.2

ARTICLE VI

DEFAULT; REMEDIES

6.1          Default of Purchaser. In the event Purchaser fails to perform its obligations pursuant to this Agreement for any reason except failure by Seller to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as a penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and that the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of said damages to be certain. In the event of Purchaser’s default and notwithstanding anything in this section 6.1 to the contrary, if Purchaser or any party related to or affiliated with Purchaser asserts any claim to the Property that clouds Seller’s title thereto, and if such claim is found by a court of competent jurisdiction to be without merit, then Seller shall have all remedies available at law or in equity against Purchaser for Purchaser’s default hereunder.

6.2          Default of Seller. In the event Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Purchaser shall have the right, as its sole and exclusive remedy, either (a) to declare this Agreement terminated by written notice to Seller and to receive back the Earnest Money (together with all interest earned thereon) and recover from Seller liquidated damages equal to the out-of-pocket expenses actually incurred by Purchaser and paid or owed to third parties in connection with its inspection of the Property and its pursuit of the transaction which is the subject of this Agreement, up to the amount of Seventy Five Thousand Dollars ($75,000.00), it being agreed that the payment of such amount shall constitute a release of Seller from all obligations hereunder, and Purchaser expressly waives the right to recover any additional damages against Seller as a result of Seller’s default hereunder; or (b) to sue for specific performance of Seller’s obligation to execute and deliver the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser shall be deemed to have elected the remedy described in clause (a) of the preceding sentence if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in Dallas County, Texas, on or before sixty (60) days following the scheduled Closing Date. In the event that Purchaser elects the remedy described in said clause (a), Purchaser shall be required to furnish Seller with invoices, checks and other evidence of the out-of-pocket costs of Purchaser as a condition to the recovery thereof. The remedy set forth in this section 6.2 shall be the sole and exclusive remedy available to Purchaser for Seller’s failure to close the transaction which is the subject of this Agreement in accordance with the provisions of this Agreement.

6.3          Post-Closing Remedies. Notwithstanding the provisions of section 6.1 and section 6.2 above, in the event that after the termination of this Agreement or after Closing, as the case may be, a party (the “Defaulting Party”) breaches an obligation hereunder which is expressly stated herein to survive the termination of this Agreement or Closing, as the case may be, the Defaulting Party shall be liable to the other party (the “Non-Defaulting Party”) for the direct, actual damages incurred by the Non-Defaulting Party as a direct result of such breach (subject to the limitations set forth in Section 5.3 above). In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.

ARTICLE VII

RISK OF LOSS

7.1          Minor Damage. In the event of loss or damage to the Property or any portion thereof (the “premises in question”) which is not “major” (as hereinafter defined), (a) Seller shall promptly give written notice thereof to Purchaser, and (b) this Agreement shall remain in full force and effect and Seller shall either, at Seller’s option: (i) perform any necessary repairs at Seller’s sole cost and expense, to Purchaser’s reasonable satisfaction, or (ii) assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question (and the amount of any deductible shall be credited against the Purchase Price). In the event that Seller elects to perform repairs upon the Property pursuant to the foregoing sentence, Seller shall complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs to Purchaser’s reasonable satisfaction.

PURCHASE AGREEMENT

Exhibit 10.2

7.2          Major Damage. In the event of a “major” loss or damage, Seller shall promptly notify Purchaser of such loss or damage and either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) business days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller’s option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question (and the amount of any deductible shall be credited against the Purchase Price). In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of sections 7.1 and 7.2, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Seven Hundred Fifty Thousand Dollars ($750,000); (ii) any loss that results in a tenant of the Property validly terminating its Lease, and (iii) any loss due to a condemnation which permanently and materially impairs the current use of the Property.

7.3          Uniform Vendor and Purchaser Risk Act Not Applicable. It is the express intent of the parties hereto that the provisions of section 7.1 and section 7.2 govern the rights of the parties in the event of damage to or condemnation of the Property and that the Uniform Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) not apply to this Agreement.

ARTICLE VIII

DISCLAIMERS AND WAIVERS

8.1          No Reliance on Documents. Except as expressly stated herein or in any of the documents executed by Seller at Closing, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents). Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, if any budget or similar document is delivered by Seller to Purchaser, Seller makes no representation or warranty as to the accuracy thereof, nor shall any such document be construed to impose upon Seller any duty to spend the amounts set forth in such budget or other document. However, the preceding sentence shall not be construed to limit any obligation that Seller may have to pay closing costs or other expenses expressly allocated to Seller under this Agreement or any other written agreement executed between Seller and Purchaser.

PURCHASE AGREEMENT

Exhibit 10.2

8.2          Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT ANY REMEDY PROVIDED TO PURCHASER UNDER SECTION 6.3 OF THIS AGREEMENT.

PURCHASE AGREEMENT

Exhibit 10.2

8.3          Waivers of Deceptive Trade Practices Act. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction, and Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement. Accordingly, Purchaser’s rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Purchaser agrees as follows:

(a)           Purchaser represents that it is a business consumer and that it seeks to acquire by purchase or lease the goods or services that are the subject of this Agreement for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)           Purchaser represents that it has been represented by legal counsel in seeking or acquiring the goods or services that are the subject of this Agreement and that the transaction contemplated by this Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser.

8.4          Effect and Survival of Disclaimers. Seller has informed Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article VIII. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

ARTICLE IX

MISCELLANEOUS

9.1          Brokers. Seller and Purchaser represent each to the other that each has had no dealings with any broker, finder or other party concerning Purchaser’s purchase of the Property. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorney’s fees) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party. The foregoing representations and warranties contained in this section shall survive the Closing. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

9.2          Assignability. Purchaser may not assign its rights under this Agreement without first obtaining Seller’s written approval, which approval may be given or withheld in Seller’s sole discretion. Even if Seller’s consent to an assignment is given (a) such assignment shall not become effective until the assignee executes an instrument reasonably satisfactory to Seller in form and substance whereby the assignee expressly assumes each of the obligations of Purchaser under this Agreement, including specifically, without limitation, all obligations concerning the Earnest Money, and (b) such assignment shall not release or otherwise relieve Purchaser from any obligations hereunder.

PURCHASE AGREEMENT

Exhibit 10.2

9.3          Confidentiality.

(a)           The information supplied to or made available to Purchaser by Seller pursuant to this Agreement shall be subject to the terms of that certain Access and Due Diligence Agreement dated as of May 6, 2011 executed between Seller and Crow-Billingsley Investment Company; provided, however, that in the event of any conflict between such Access and Due Diligence Agreement and this Agreement, the terms of this Agreement shall control. The information supplied to or made available to Purchaser by Seller pursuant to this Agreement shall not be released or disclosed to any other parties unless and until this transaction has closed without the prior written consent of Seller; provided, however, that Purchaser may disclose such information to its legal counsel, accountants, consultants, lenders, potential lenders, officers, investors, potential investors, clients, partners, directors, and shareholders to the extent reasonably necessary to consummate the transactions contemplated in this Agreement. In the event that this transaction is not closed for any reason, then (i) Purchaser shall refrain, and shall cause its legal counsel, accountants, consultants, lenders, potential lenders, officers, investors, potential investors, clients, partners, directors, shareholders and agents to refrain, from disclosing such information to any other party, (ii) Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein, and (iii) notwithstanding anything to the contrary contained elsewhere in this Agreement, the covenant set forth in the foregoing clauses (i) and (ii) shall survive any termination of this Agreement. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this section 9.3(a), Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach.

(b)           Seller and Purchaser each expressly acknowledge and agree that, unless and until the Closing occurs, the transactions contemplated by this Agreement and the terms, conditions, and negotiations concerning the same will be held in the strictest confidence by each of them and will not be disclosed by either of them except to their respective legal counsel, accountants, consultants, lenders, potential lenders, officers, investors, potential investors, clients, partners, directors, and shareholders. Seller and Purchaser may also disclose the same to other persons to the extent reasonably necessary to consummate the transactions contemplated by this Agreement and as may be required by applicable law. Nothing contained in this section 9.3(b) will preclude or limit either party to this Agreement from disclosing or accessing any information otherwise deemed confidential under this section 9.3(b) in connection with that party’s enforcement of its rights hereunder, or in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or any filings with governmental authorities required by reason of the transactions provided for herein.

(c)           Neither Seller nor Purchaser shall issue any press release or other public announcement with respect to the transaction that is the subject of this Agreement unless (i) Purchaser has acquired the Property; (ii) such press release or public announcement does not disclose the economic terms of the sale and purchase of the Property; and (iii) such press release or public announcement has been reviewed and approved in writing by both Seller and Purchaser. The preceding sentence shall not be applicable to any filing required (in the opinion of counsel for Seller or Purchaser, as the case may be) to be made with any governmental authority. The provisions of this section 9.3 shall any survive termination of this Agreement.

9.4          Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

PURCHASE AGREEMENT

Exhibit 10.2

If to Seller:	Behringer Harvard Landmark LP
Attention: Chief Legal Officer
15601 Dallas Parkway, Suite 600
Dallas, Texas 75001
Facsimile: (214) 655-1610

With a copy to:	Powell Coleman & Arnold LLP
8080 N. Central Expressway, Suite 1380
Dallas, Texas 75206-1846
Attention: Patrick Arnold
Facsimile: (214) 373-8768

If to Purchaser:	Crow-Billingsley Investment Company
Attention: Kristi Covey
One Arts Plaza
1722 Routh Street, Suite 1313
Dallas, Texas 75201
Facsimile: (214) 270-0992

With a copy to:	Baker Botts L.L.P.
Attention: Rachel Donnelly
2001 Ross Avenue, Suite 600
Dallas, Texas 75201-2980
Facsimile: (214) 661-4835

Any such notices shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered upon deposit, postage prepaid in the U.S. mail, or (b) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, or (c) delivered by hand delivery, in which case it shall be deemed delivered upon receipt, or (d) sent by facsimile, in which case it shall be deemed to be delivered upon actual receipt at the specified facsimile number, as evidenced by machine-generated proof of transmission. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

9.5          Time of Essence. Time is of the essence of this Agreement.

9.6          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.7          Captions. The captions in this Agreement are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

9.8          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

9.9          Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment discharge or change is sought.

PURCHASE AGREEMENT

Exhibit 10.2

9.10         Partial Invalidity. Any provision of this Agreement which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.

9.11         Discharge of Obligations. Except as otherwise expressly provided herein, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every representation, warranty and covenant made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof, and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.

9.12         Limited Liability. Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, member, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, member, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Sellers’ Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets, including rentals and insurance proceeds, for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Sellers’ Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner or member in Seller, nor any obligation of any constituent partner or member in any entity owning an interest (directly or indirectly) in Seller to restore a negative capital account or to contribute capital to Seller (or any entity owning an interest, directly or indirectly, in any other constituent partner or member of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other partner or member. Accordingly, neither Purchaser nor any of its successors or assigns shall have any right to collect, enforce, or proceed against or with respect to (a) the negative capital account of any constituent partner or member in Seller, or (b) any obligation of any constituent partner or member in any entity owning an interest (directly or indirectly) in Seller to restore a negative capital account or to contribute capital to Seller (or any entity owning an interest, directly or indirectly, in any other constituent partner or member of Seller. The provisions of this section 9.12 shall survive the termination of this Agreement and the Closing.

9.13         No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

9.14         Further Assurances. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.

9.15         Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

PURCHASE AGREEMENT

Exhibit 10.2

9.16        Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Dallas, Texas time.

9.17        Applicable Law. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS. IF EITHER PARTY SHALL EMPLOY AN ATTORNEY TO ENFORCE OR DEFINE THE RIGHTS OF SUCH PARTY HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE NON-PREVAILING PARTY ALL OF ITS REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

9.18        Municipal Utility District Notices. Purchaser agrees that if the Property or any portion thereof is located in a municipal utility district, Purchaser will, within five (5) days after request by Seller, execute any and all notices which, in the opinion of counsel for Seller, are required by law to be given to Purchaser with respect to the Property.

9.19        Exhibits and Schedules. The following schedules or exhibits attached hereto (herein sometimes being referred to as “Exhibit”) shall be deemed to be an integral part of this Agreement:

A	Legal Description
B	Property Documents
C	Contracts to be Assumed by Purchaser
D	Special Warranty Deed
E	Bill of Sale
F	Assignment of Leases and Security Deposits
G	Assignment and Assumption of Intangible Property and Other Rights
H	Tenant Notice Letters
I	Certificate of Non-Foreign Status
J	Agreement Regarding Disclaimers
K	Form of Tenant Estoppel

9.20        Tender of Offer. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer which has been submitted by Purchaser to Seller for Seller’s approval. By executing this Agreement and submitting same to Seller, Purchaser acknowledges and agrees as follows: (a) this Agreement may be approved or disapproved by Seller in its sole and unfettered discretion, with Seller having the right to disapprove this Agreement for any reason whatsoever, and (b) Seller’s approval of this Agreement shall be evidenced only by Seller’s execution of this Agreement and delivery of a counterpart hereof executed by both Seller and Purchaser to the Title Company. Purchaser acknowledges that Purchaser has not, will not and cannot rely upon any other statement or action of Seller or its representatives as evidence of Seller’s approval of this Agreement.

PURCHASE AGREEMENT

Exhibit 10.2

9.21        Like Kind Exchange. In the event that Seller elects to sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, Purchaser agrees to cooperate with Seller in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (c) Seller pays all costs associated with the like-kind exchange; and (d) Purchaser is not obligated to take title to any property other than the Property.

9.22        Effective Date. The “Effective Date” of this Agreement shall be the date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company’s notation in the space set forth below.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

[SIGNATURES FOLLOW ON NEXT PAGE]

PURCHASE AGREEMENT

Exhibit 10.2

Dated: __________	SELLER:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

	By:	Behringer Harvard Landmark GP, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
Title:

Dated: __________	PURCHASER:

CROW-BILLINGSLEY INVESTMENT COMPANY, a Texas corporation

By:
Name:
Title:

PURCHASE AGREEMENT

Exhibit 10.2

ACKNOWLEDGMENT BY TITLE COMPANY

The Title Company hereby acknowledges receipt of (a) a counterpart of this Agreement executed by Seller and Purchaser on the ____ day of June 2011 (the “Effective Date”), and (b) Earnest Money from Purchaser in the amount of Three Hundred Thousand and No/100 Dollars ($300,000.00) on the ____ day of June 2011.

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

PURCHASE AGREEMENT

Exhibit 10.2

EXHIBIT A

LEGAL DESCRIPTION

TRACT I:

BEING a 8.625 acre tract of land out of the McJimp Bays Survey, Abstract No. 65, and being all of Lot 4, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the southeast corner of a called 25.000 acre tract as conveyed to Sabu Villa Estates, Inc. and evidenced in a Special Warranty Deed recorded in Clerk’s File Number 95-0057812 ORRPCCT, with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way), said point being the northeast corner of Lot 4, Block N/8763 and the beginning of a curve to the right having a radius of 1899.86 feet, a delta of 02°14’19” and a chord bearing and distance of South 03°48’04” West, 74.22 feet;

THENCE southwesterly along said curve to the right, and along said west line, an arc length of 74.23 feet to a 1/2 inch iron rod found for point of tangency;

THENCE South 04°54’59” West, continuing along said West line, for a distance of 312.11 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the left having a radius of 5784.58 feet, a delta of 01°42’04” and a chord bearing and distance of South 04°03’57” West, 171.74 feet;

THENCE southwesterly, continuing along said west line for an arc length of 171.74 feet to a found “X” in concrete for point of tangency;

THENCE South 03°12’55” West, continuing along said west line, for a distance of 9.09 feet to a found “X” in concrete for corner, said point being the northeast corner of Lot 3, of said Block N/8763;

THENCE South 89°30’17” West, along the north line of said Lot 3, being also the south line of Lot 4 (common line) for a distance of 636.56 feet to a found 5/8 inch iron rod for corner in the east line of Country Brook Section 4, an addition to the City of Dallas according to the map or plat thereof recorded in Clerk’s File Number 96-0001181 L.R.C.C.T.;

THENCE North 00°29’43” West, continuing along said east line, for a distance of 473.88 feet to a 5/8 inch iron rod found corner in the north line of said Country Brook Section 4;

THENCE South 89°30’17” West, along said north line, for a distance of 26.30 feet to a 5/8 inch iron rod found for corner in the east line of Landmark Addition, Phase Two, an addition to the City of Dallas according to the Map or Plat recorded in Clerk’s File Number 96-0001184 L.R.C.C.T.;

THENCE North 00°29’43” West, leaving said north line and along said east line of Landmark Addition, Phase Two, a distance of 91.12 feet to a 5/8 inch iron rod found for corner in the south line of said Sabu Villa Estates, (Owner’s Deed C.C.C. File No. 95-0057812);

THENCE North 89°30’17” East, along said south line for a distance of 712.10 feet to the POINT OF BEGINNING and CONTAINING 375,707 square feet or 8.625 acres of land, more or less.

Exhibit A – Page 1

Exhibit 10.2

TRACT II:

Being a 11.27 acre tract of land out of the McJimp Bays Survey, Abstract No. 85 and being all of Lot 3, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the northeast corner of Lot 5, City Block N/8763, as recorded in Collin County, Texas (DRCCT), with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way);

THENCE South 89°30’17” West, along the north line of Lot 5, a distance of 656.71 feet to a 5/8 inch iron rod found for corner in the east line of Country Brook Section 4, an Addition to the City of Dallas according to the Map or Plat thereof recorded in Clerk’s File No. 96-0001181, LRCCT;

THENCE North 45°29’43” West, along said east line, for a distance of 15.41 feet to a 1/2 inch iron found for the point of curvature of a curve to the right having a radius of 50 feet, a delta of 45°00’00” and a chord bearing and distance of North 22°59’43” West, 38.27 feet;

THENCE northwesterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 00°29’43” West, continuing along said east line, for a distance of 540.84 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the right having a radius of 50.00 feet, a delta of 45°00’00” and a chord bearing and distance of North 22°00’17” East, 38.27 feet;

THENCE northeasterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 44°30’17” East, continuing along said east line, for a distance of 71.21 feet to a 1/2 inch iron rod found for corner;

THENCE North 00°29’43” West, continuing along said east line for a distance of 54.46 feet to a 5/8 inch iron rod found for corner in the north line of said Lot 3, said line being also the south line of Lot 4, City Block N/8763;

THENCE North 89°30’17” East, along said north line, for a distance of 636.56 feet to a chiseled “X” found for corner in said west right-of—way line of said Dallas Tollway;

THENCE South 03°12’55” West, continuing along said west line, for a distance of 234.96 feet to a 1/2 iron rod found for the point of curvature to the left having a radius of 5054.07 feet, a delta of 03°45’52” and a chord bearing and distance of South 01°19’59” West, 332.00 feet;

THENCE Southwesterly, continuing along said west line for an arc length of 332.06 feet to a 1/2 inch iron rod set for point of tangency;

THENCE South 00°32’57” East, continuing along said west line, for a distance of 5.09 feet to a 1/2 inch iron rod set for the point of curvature of a curve to the left having a radius of 1919.86 feet, a delta of 04°39’25” and a chord bearing and distance of 02°52’40” East, 156.00 feet;

Exhibit A – Page 2

Exhibit 10.2

THENCE Southwesterly, continuing along said west line and along said curve to the left an arc length of 156.04 feet to the POINT OF BEGINNING and CONTAINING 491.22 square feet, or 11.27 acres of land, more or less.

TRACT III:

Non-exclusive Easement Estates as created and defined by that certain Easement and Maintenance Agreement, dated October 28, 1996, filed November 11, 1996, recorded in Clerk’s File No. 96-0097230, Real Property Records, Collin County, Texas, Clarification Agreement recorded in Clerk’s File No. 96-0107158; and by that certain Declarations of Easements, dated November 11, 1996, filed November 21, 1996, recorded in Clerk’s File No. 96-0100329, Real Property Agreements, Collin County, Texas, First Amendment to Declarations of Easements recorded in Clerk’s File No. 96-0107156, Real Property Records, Collin County, Texas.

Exhibit A – Page 3

Exhibit 10.2

EXHIBIT B

PROPERTY DOCUMENTS

Seller shall deliver to Purchaser or make available to Purchaser at Seller’s office in the Dallas/Fort Worth the following to the extent in Seller’s possession:

1.           Copies of all Leases (including any and all modifications or amendments thereto and work letters and side letters with the tenants under the Leases).

2.           A rent roll for the Property, for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property, and certified by Seller, to the actual knowledge of Seller, to be true and correct in all material respects.

3.           A delinquency report in respect of the Leases.

4.           Capital expenditures budgets and reports for the 2011 calendar year.

5.           Copies of all vendor and service contracts (including consulting, leasing, management, maintenance, repair, and supply contracts) to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services.

6.           Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

7.           Operating statements for the Property for the period from January 1, 2008 through March 31, 2011 (or the period of Seller’s ownership of the Property, if less) in the format customarily prepared for Seller by the current manager of the Property, including the following supporting documentation with respect to such period: (a) utility statements, (b) operating expense reconciliations and base year calculations with supporting documentation for all tenants of the Property, (c) maintenance schedules, records and reports.

8.           An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing.

9.           Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous three (3) years (or the period of Seller’s ownership of the Property, if less).

10.         All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

Exhibit B – Page 1

Exhibit 10.2

11.         Plans and specifications for the Improvements, to the extent in Seller’s possession.

12.         Plans and specifications (ADA, architectural, engineering, landscaping, interiors, etc.) for the Improvements and copies of any area calculations or site plans relating to the Property (including any such items that are computerized, CAD documents or electronically filed).

13.         Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

14.         Any environmental, soil, geotechnical, seismic, foundation, or engineering reports, studies or tests prepared with respect to the Property and any remediation or monitoring plans implemented with respect to the environmental condition of the Property.

Exhibit B – Page 2

Exhibit 10.2

EXHIBIT C

OPERATING CONTRACTS TO BE ASSUMED BY PURCHASER

1.           Contract dated effective as of December 2, 2009 with Hudson Energy Services, LLC, for electricity service.

Exhibit C – Page 1

Exhibit 10.2

EXHIBIT D

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS	§

THAT BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (hereinafter referred to as “Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by ____________________, a ____________________ (hereinafter referred to as “Grantee”), whose mailing address is ________________________________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in Dallas County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements situated thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to collectively as the “Property”).

This conveyance is made subject to all matters affecting the Property listed on Exhibit B attached hereto (to the extent same are valid encumbrances) and all matters that are visible or would be revealed by a survey of the Property (such matters being referred to herein as the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

Grantee shall be responsible for the payment of all property taxes on the Property for the year 2011.

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ____ day of _______________ 2011.

(Signature on following page)

Exhibit D – Page 1

Exhibit 10.2

GRANTOR:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ____ day of _______________ 2011, by ____________________, ____________________ of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, general partner of Behringer Harvard Landmark LP, a Texas limited partnership, on behalf of said limited partnership.

Notary Public

Exhibit D – Page 2

Exhibit 10.2

EXHIBIT A

SPECIAL WARRANTY DEED

LEGAL DESCRIPTION OF PROPERTY

Exhibit D – Page 3

Exhibit 10.2

EXHIBIT B

SPECIAL WARRANTY DEED

PERMITTED EXCEPTIONS

Exhibit D – Page 4

Exhibit 10.2

EXHIBIT E

BILL OF SALE

Seller, BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (“Seller”), having its principal place of business at Dallas, Texas, in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to ____________________, a ____________________ (“Purchaser”), the following described personal property, to-wit:

All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller and located in or on the real estate described on Exhibit A attached hereto and made a part hereof, excepting therefrom any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the improvements situated on said real estate.

SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE FOREGOING PROPERTY, AND THE SAME IS SOLD IN “AS IS, WHERE IS” CONDITION, WITH ALL FAULTS. BY EXECUTION OF THIS BILL OF SALE, PURCHASER AFFIRMS THAT IT HAS NOT RELIED ON SELLER’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE FOREGOING PROPERTY FOR ANY PARTICULAR PURPOSE, THAT SELLER MAKES NO WARRANTY OR MERCHANTABILITY, QUALITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND THAT THE FOREGOING PROPERTY IS BEING SOLD TO PURCHASER WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

[Signature Page Follows]

Exhibit E – Page 1

Exhibit 10.2

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed and sealed in its name by its officers thereunto duly authorized this ____ day of _______________ 2011.

SELLER:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ____ day of _______________ 2011, by ____________________, ____________________ of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, general partner of Behringer Harvard Landmark LP, a Texas limited partnership, on behalf of said limited partnership.

Notary Public

Exhibit E – Page 2

Exhibit 10.2

EXHIBIT A

BILL OF SALE

LEGAL DESCRIPTION OF PROPERTY

Exhibit E – Page 3

Exhibit 10.2

EXHIBIT F

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS	§

BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (“Assignor”), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ____________________, a ____________________ (“Assignee”), all of Assignor’s right, title and interest in and to all leases, including any and all security deposits made by tenants pursuant to said leases, in effect at the real property in Dallas County, Texas more particularly described on Exhibit A attached hereto (“Existing Leases”).

Assignor hereby agrees to indemnify Assignee and its successors, assigns, affiliates, directors, officers, employees and partners, and hold each of them harmless from any and all claims, liabilities, damages, penalties and any and all loss, cost or expense incurred by Assignee incident to, resulting from, or in any way arising out of the Existing Leases to the extent attributable to any act, omission or condition occurring or existing (other than the acts or omissions of Assignee and its agents and representatives) prior to the date hereof.

Assignee hereby agrees to indemnify Assignor and its respective successors, assigns, affiliates, directors, officers, employees and partners, and hold each of them harmless from any and all claims, liabilities, damages, penalties and any and all loss, cost, or expense incurred by Assignor incident to, resulting from, or in any way arising out of the Existing Leases to the extent attributable to any act, omission or condition occurring (other than the acts or omissions of Assignor and its agents and representatives) on or after the date hereof.

This Assignment of Leases and Security Deposits shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

This Assignment of Leases and Security Deposits may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Exhibit F – Page 1

Exhibit 10.2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the ____ day of _______________ 2011.

ASSIGNOR:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ____ day of _______________ 2011, by ____________________, ____________________ of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, general partner of Behringer Harvard Landmark LP, a Texas limited partnership, on behalf of said limited partnership.

Notary Public

Exhibit F – Page 2

Exhibit 10.2

ASSIGNEE:

a

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ____ day of _______________ 200__, by ____________________, ____________________ of ____________________, a ____________________, on behalf of said ____________________.

Notary Public

Exhibit F – Page 3

Exhibit 10.2

EXHIBIT A

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

LEGAL DESCRIPTION OF PROPERTY

Exhibit F – Page 4

Exhibit 10.2

EXHIBIT G

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
AND OTHER RIGHTS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS	§

FOR VALUE RECEIVED, BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (“Assignor”), hereby conveys, assigns, transfers, and sets over unto ____________________, a ____________________ (“Assignee”), all the right, title and interest of Assignor in and to any and all intangible property (collectively, the Intangible Property”) owned by Assignor and used in connection with the real estate described on Exhibit A attached hereto and made a part hereof, and the buildings and improvements located thereon (“Property”), including without limitation, all trademarks and trade names used in connection with the Property, including the right, if any, to use the name Landmark I and II” (specifically excluding, however the name “Behringer Harvard”, any derivative thereof or any name which includes the name “Behringer Harvard’ or any derivative thereof), all plans and specifications in the possession of Assignor which were prepared in connection with any of the Property, all assignable licenses, permits and warranties now in effect with respect to the Property, all assignable written contracts and commitments, if any, described on Exhibit B attached hereto and made a part hereof, all assignable equipment leases and all rights of Assignor thereunder relating to equipment located on the Property which will survive the closing hereunder, but excluding cash on hand and in bank and escrow accounts, and further excluding any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the Property.

Assignor hereby agrees to indemnify Assignee and its successors, assigns, affiliates, directors, officers, employees and partners, and hold each of them harmless from any and all claims, liabilities, damages, penalties and any and all loss, cost or expense incurred by Assignee incident to, resulting from, or in any way arising out of the Intangible Property to the extent attributable to any act, omission or condition occurring or existing (other than the acts or omissions of Assignee and its agents and representatives) prior to the date hereof.

Assignee hereby agrees to indemnify Assignor and its respective successors, assigns, affiliates, directors, officers, employees and partners, and hold each of them harmless from any and all claims, liabilities, damages, penalties and any and all loss, cost, or expense incurred by Assignor incident to, resulting from, or in any way arising out of the Intangible Property to the extent attributable to any act, omission or condition occurring (other than the acts or omissions of Assignor and its agents and representatives) on or after the date hereof.

This Assignment and Assumption of Intangible Property and Other Rights shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

This Assignment and Assumption of Intangible Property and Other Rights may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit G – Page 1

Exhibit 10.2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Intangible Property and Other Rights to be effective as of the ____ day of _______________ 2011.

ASSIGNOR:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
Title:

ASSIGNEE:

_________________________________________________,
a

By:
Name:
Title:

Exhibit G – Page 2

Exhibit 10.2

EXHIBIT A

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
AND OTHER RIGHTS

LEGAL DESCRIPTION OF PROPERTY

Exhibit G – Page 3

Exhibit 10.2

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
AND OTHER RIGHTS

CONTRACTS

Exhibit G – Page 4

Exhibit 10.2

EXHIBIT H

NOTICE OF PURCHASE AND LEASE ASSIGNMENT TO TENANTS

_______________, 2011

[Name and Address of Tenant]

Re: Sale of Landmark [I or II]

Gentlemen:

Please be advised that ____________________ (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated _______________, 200__ (the “Lease”), from Behringer Harvard Landmark LP, a Texas limited partnership (“Behringer Harvard”), the previous owner thereof. In connection with such purchase, Behringer Harvard has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $_______________ (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and Behringer Harvard being to relieve Behringer Harvard of any liability for the return of the Security Deposit.

All rental and other payments that become due subsequent to the date hereof should be payable to ____________________ and should be addressed as follows:

In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to ____________________ at the address above.

Very truly yours,
____________________,
a ____________________

By:
Name:
Title:

BEHRINGER HARVARD LANDMARK LP,
a Texas limited partnership

By:	Behringer Harvard Landmark GP, LLC,
Its General Partner

By:
Name:
Title:

Exhibit H – Page 1

Exhibit 10.2

EXHIBIT I

CERTIFICATE OF NON-FOREIGN STATUS

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Code Section 1445), the undersigned “Transferor”, which is the owner, directly or indirectly, of all of the general and limited partnership interests of Behringer Harvard Landmark LP, a disregarded entity (which has legal title to a U.S. real property interest under local law), will be the actual transferor of the property and not the disregarded entity. To inform ___________________, a ___________________ (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by Transferor, the undersigned hereby certifies as follows:

1.           Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.           Transferor’s U.S. employer identification number is: #__________;

3.           Transferor’s office address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

4.           Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document on behalf of Transferor in such capacity.

[Signature Page Follows]

Exhibit I – Page 1

Exhibit 10.2

EXECUTED to be effective as of the ____ day of _______________ 2011.

TRANSFEROR

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership

By:	Behringer Harvard Advisors II LP,
a Texas limited partnership,
Its General Partner

	By:	Harvard Property Trust, LLC,
a Delaware limited liability company,
Its General Partner

By:
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal

SWORN TO AND SUBSCRIBED BEFORE ME this ____ day of _______________ 2011.

Notary Public

Exhibit I – Page 2

Exhibit 10.2

EXHIBIT J

AGREEMENT REGARDING DISCLAIMERS

This Agreement Regarding Disclaimers (this “Agreement”) is made to be effective as of the ____ day of _______________ 2011, by ____________________, a ____________________ (“Purchaser”), for the benefit of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership (“Seller”).

RECITALS

A.           Seller and Purchaser executed that certain Purchase Agreement (herein so called) dated to be effective as of the ____ day of June 2011, regarding the sale and purchase of certain property more specifically described therein (the “Property”).

B.           The Purchase Agreement requires that at Closing (as defined in the Purchase Agreement) Purchaser shall execute this Agreement;

NOW THEREFORE, Purchaser does hereby confirm and agree as follows:

1.           No Reliance. Purchaser acknowledges and agrees that Purchaser has had ample opportunity to review documents concerning the Property and to conduct physical inspections of the Property, including specifically, without limitation, inspections regarding the environmental condition of the Property, the structural condition of the Property, and the compliance of the Property with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. Purchaser hereby represents, warrants and agrees that (a) Purchaser has examined the Property and is familiar with the physical condition thereof and has conducted such investigations of the Property (including without limitation the environmental condition thereof) as Purchaser has deemed necessary to satisfy itself as to the condition of the Property and the existence or nonexistence, or curative action to be taken with respect to, any hazardous or toxic substances on or discharged from the Property, (b) except as expressly set forth in Section 5.1 of the Purchase Agreement or in any of the documents executed by Seller at Closing, neither Seller nor any affiliate, agent, officer, employee or representative of Seller has made any verbal or written representations, warranties, promises or guarantees whatsoever to Purchaser in respect of the Property, express or implied, and in particular, that no such representations, warranties, guarantees or promises have been made with respect to the physical condition, operation, or any other matter or thing affecting or related to the Property or the offering or sale of the Property, and (c) except for the representations expressly set forth in Section 5.1 of the Purchase Agreement or in any of the documents executed by Seller at Closing, Purchaser has not relied upon any representations, warranties, guarantees or promises or upon any statements made or any information provided concerning the Property provided or made by Seller or its agents and representatives, and Purchaser has elected to purchase the Property after having made and relied solely on its own independent investigation, inspection, analysis, appraisal and evaluation of the Property and the facts and circumstances related thereto. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, except as expressly set forth in the Purchase Agreement or in any of the documents executed by Seller at Closing, Purchaser, Seller has no obligation to disclose to Purchaser, and shall have no liability for its failure to disclose to Purchaser, any information known to it relating to the Property. Purchaser acknowledges and agrees that all materials, data and information delivered to Purchaser by or through Seller in connection with the transaction contemplated herein have been provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly set forth in the Purchase Agreement or in any of the documents executed by Seller at Closing.

Exhibit J – Page 1

Exhibit 10.2

2.           Disclaimers. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING, PURCHASER ACKNOWLEDGES AND AGREES THAT THE PROPERTY HAS BEEN SOLD AND CONVEYED TO PURCHASER AND PURCHASER HAS ACCEPTED THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING AND THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED FROM SELLER TO PURCHASER, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE OR ANY OTHER DISCLAIMER SET FORTH HEREIN, SELLER AND PURCHASER HEREBY AGREE THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED BY SELLER AT CLOSING, SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO (A) THE NATURE OR CONDITION, PHYSICAL OR OTHERWISE, OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF HABITABILITY, SUITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (B) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE IMPROVEMENTS OR THE STATE OF REPAIR OR LACK OR REPAIR OF ANY OF THE IMPROVEMENTS, (C) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS, (D) THE SOIL CONDITIONS, DRAINAGE CONDITIONS, TOPOGRAPHICAL FEATURES, ACCESS TO PUBLIC RIGHTS-OF-WAY, AVAILABILITY OF UTILITIES OR OTHER CONDITIONS OR CIRCUMSTANCES WHICH AFFECT OR MAY AFFECT THE PROPERTY OR ANY USE TO WHICH PURCHASER MAY PUT THE PROPERTY, (E) ANY CONDITIONS AT OR WHICH AFFECT OR MAY AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENT POTENTIAL OR OTHERWISE, (F) THE AREA, SIZE, SHAPE, CONFIGURATION, LOCATION, CAPACITY, QUANTITY, QUALITY, CASH FLOW, EXPENSES, VALUE, MAKE, MODEL, COMPOSITION, AUTHENTICITY OR AMOUNT OF THE PROPERTY OR ANY PART THEREOF, (G) EXCEPT FOR THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED, THE NATURE OR EXTENT OF TITLE TO THE PROPERTY, OR ANY EASEMENT, RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONTRACT, CONDITION OR OTHERWISE THAT MAY AFFECT TITLE TO THE PROPERTY, (I) ANY ENVIRONMENTAL, GEOLOGICAL, METEOROLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW OR HEREAFTER AFFECTING IN ANY MANNER THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE ABSENCE OF ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCE ON, IN, UNDER OR ADJACENT TO THE PROPERTY, (I) THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OR USE OF THE PROPERTY WITH ANY APPLICABLE RESTRICTIVE COVENANTS, OR WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL BODY (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY ZONING LAWS OR REGULATIONS, ANY BUILDING CODES, ANY ENVIRONMENTAL LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, 42 U.S.C. 12101 ET SEQ. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, VIOLATIONS OF ANY APPLICABLE LAWS, CONSTRUCTION DEFECTS, AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS), CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT ANY REMEDY PROVIDED TO PURCHASER UNDER SECTION 6.3 OF THE PURCHASE AGREEMENT.

Exhibit J – Page 2

Exhibit 10.2

3.           Waivers of Deceptive Trade Practices Act. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction, and Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with the transaction that is the subject of the Purchase Agreement, whether such acts or practices occur before or after the execution of this Agreement. Accordingly, Purchaser’s rights and remedies with respect to the transaction that is the subject of the Purchase Agreement, and with respect to all acts or practices of Seller, past, present or future, in connection with such transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Purchaser agrees as follows:

(a)           Purchaser represents that it is a business consumer and that it seeks to acquire the Property for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of the Purchase Agreement. Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)           Purchaser represents that it has been represented by legal counsel in seeking or acquiring the Property and that the transaction contemplated by the Purchase Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser.

4.           Survival of Disclaimers. Seller and Purchaser agree that the provisions of this Agreement shall survive Closing.

[Name of Purchaser]

By:
Name:
Title:

Exhibit J – Page 3

Exhibit 10.2

EXHIBIT K

TENANT ESTOPPEL CERTIFICATE

To:

Re:	Property Address: [Landmark I, 18583 Dallas Parkway, Dallas, Texas 75254] or [Landmark II, 18451 Dallas Parkway, Dallas, Texas 75254]
Lease Date: _______________, 2011
Between Behringer Harvard Landmark LP, a Texas limited partnership, Landlord and ____________________, Tenant
Square Footage Leased: __________
Suite No. __________
Floor __________

The undersigned Tenant under the above-referenced lease (“Lease”) certifies to ____________________ the following:

(1)           The above-described lease has not been canceled, modified, assigned, extended or amended except at follows: ____________________.

(2)           Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent, except $_______________ and the amount of security deposit is $_______________.

(3)           We took possession of the leased premises on _______________, 200__, and commenced to pay rent on _______________, 200__. Rent is currently payable in the amount of $_______________ monthly.

(4)           The Lease terminates on _______________, 200__, and we have the following renewal option(s): ____________________.

(5)           All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ____________________.

(6)           The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against rent.

(7)           The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ____________________.

(8)           The undersigned has not assigned or sublet the said Lease nor does the undersigned hold the premises under assignment or sublease, except ____________________.

Exhibit K – Page 1

Exhibit 10.2

(9)           The base year for operating expenses and real estate taxes, as defined in the said lease is __________.

(10)         The undersigned has no other interest in any other part of the building of which the premises form a part or to any personal property appurtenant thereto or used in connection therewith except ____________________.

(11)         The undersigned has no right or option pursuant to the said lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

(12)         There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

(13)         The statements contained herein may be relied upon by the Landlord under the said Lease and by any prospective purchaser of the fee of the premises.

If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.

The party executing this certificate on behalf of Tenant represents that he/she is authorized to do so on behalf of Tenant.

Dated this ____ day of _______________ 2011.

Tenant:

By

Exhibit K – Page 2